                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)      November 20, 2002


                           UNIGENE LABORATORIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        DELAWARE                       0-16005                   22-2328609
(STATE OR OTHER JURISDICTION         (COMMISSION              (I.R.S. EMPLOYER
     OF INCORPORATION)               FILE NUMBER)            IDENTIFICATION NO.)

                              110 LITTLE FALLS ROAD
                           FAIRFIELD, NEW JERSEY 07004
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE               (973) 882-0860

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

      (c)     Exhibits.

              99.1     Certification by Warren P. Levy,  Chief Executive  Officer,  pursuant to 18 U.S.C.  Section 1350,
              ----
                       as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

              99.2     Certification by Jay Levy, Chief Financial Officer,  pursuant to 18 U.S.C. Section 1350, as
              ----
                       adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Item 9.     Regulation FD Disclosure

On November 19, 2002, Warren P. Levy, Chief Executive Officer, and Jay Levy, Chief Financial Officer, of Unigene Laboratories, Inc. each delivered to the Securities and Exchange Commission ("SEC") a sworn statement pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Copies of the sworn statements and certifications of Messrs. Levy and Levy are filed herewith as Exhibits 99.1 and 99.2, respectively.

Limitation of Incorporation by Reference

In acccordance with general instruction B.2 of form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                UNIGENE LABORATORIES, INC.

                                                /s/ Warren P. Levy
                                                --------------------------------
Date:    November 20, 2002                      By: Warren P. Levy
                                                President
                                                (Chief Executive Officer)

Section 1.        EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------
99.1              Certification by Warren P. Levy, Chief Executive Officer, pursuant to 18
----
                  U.S.C. Section 1350, as adopted pursuant to Section 906 of the
                  Sarbanes-Oxley Act of 2002

99.2              Certification by Jay Levy, Chief Financial Officer, pursuant to 18 U.S.C.
----
                  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002